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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

We consent to the incorporation by reference in this Registration Statement of EMCOR Group, Inc. on Form S-8 of our reports dated March 17, 1995 appearing in the Annual Report on Form 10-K of EMCOR Group, Inc. for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP
New York, New York

April 19, 1996